                                                                  EXHIBIT 10.25


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY APPLICABLE STATE SECURITIES LAW. THE HOLDER HEREOF HAS REPRESENTED TO THE ISSUER THAT THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE THEREOF, AND THIS NOTE MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER HEREOF INDICATING THAT THE PROPOSED TRANSFER WILL NOT BE IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT.

                         SUBORDINATED NOTE (UNSECURED)

     RIGHTS OF THE HOLDER TO RECEIVE PAYMENT ARE SUBJECT AND SUBORDINATE TO THE PRIOR PAYMENT OF ALL OBLIGATIONS OF THE MAKER TO NBD BANK, PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH.


$100,000.00                                                    Lombard, Illinois
                                                              ____________, 1996

     FOR VALUE RECEIVED, SUCCESSORIES, INC., an Illinois corporation (herein sometimes called "Maker" and sometimes called "Debtor"), hereby promises to pay to the order of



("Lender") in the manner provided hereinafter, the principal sum of ONE HUNDRED THOUSAND and 00/100 DOLLARS ($100,000.00), with interest accruing thereon from and after the disbursement of the loan evidenced hereby at the rate of ten percent (10%) per annum, payable as follows:

          (a) The entire outstanding principal balance and accrued but unpaid interest thereon shall be due and payable November 1, 1997 (the "Maturity Date") unless earlier due and payable by reason of the acceleration of the maturity of this Note.

          (b) From and after the occurrence of (i) any default in the payment of interest or principal when due in accordance with the terms hereof, (ii) or any other default under this Note, or (iii) the Maturity Date (as hereinafter defined) of this Note, whether by acceleration or otherwise, interest shall accrue on the amount of the principal balance outstanding hereunder at the Default Rate. The Default Rate shall be Twelve percent (12%) per annum, and interest accruing at the Default Rate shall be payable on demand.

     Interest on this Note shall be calculated on the basis of a 360-day year, a 30-day month and the actual number of days elapsed in any portion of a month for which interest may be due.

     Prior to the occurrence of any default, all payments received on account of the indebtedness evidenced by this Note shall be first applied to accrued interest due on the outstanding principal balance, with the remainder, if any, to be applied to the outstanding principal balance.

     The Maker shall have the right to prepay all or any portion of the principal balance or accrued interest due hereunder from time to time and at any time, without penalty.

     Upon written request of the Lender to Maker, all payments made on account of the indebtedness evidenced by this Note shall be made in certified funds. Said payments and prepayments are to be made at such place as the legal holder of this Note may from time to time in writing appoint and, in the absence of such appointment, then at the address set forth for notices in or near the penultimate paragraph of this Note.

     This Note is one of an issue of Notes (herein collectively called the "Notes") identical hereto (except for payee and principal amount) issued this
date by Maker in the aggregate principal amount of $                .

     It is agreed that a default in the payment of interest or principal when due in accordance with the terms hereof shall constitute an event of default.

     Upon the occurrence of an event of default or a change of control with respect to the Maker (as hereinafter defined), or at any time thereafter, at the election of the holder or holders hereof and without notice to Maker, the principal sum remaining unpaid hereon, together with accrued interest thereon, shall become at once due and payable, and Lender may proceed to exercise any rights and remedies against Maker or with respect to this Note which Lender may have at law, in equity or otherwise. For purposes of this paragraph, a change of control shall mean the following: (i) a sale or transfer of all or substantially all the assets of Maker except to an affiliated person or entity,
(ii) a merger or consolidation of the Maker with a non-affiliated entity, or
(iii) a sale, exchange or other transfer or more than fifty percent of the common stock of the Maker.

     The remedies of Lender as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. Failure of Lender, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date of this Note shall not constitute a waiver of the right to exercise the same at any time thereafter or in the event of any subsequent default. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same; any such waiver or release is to be effected only through a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as a waiver or release of any subsequent event or as a bar to any subsequent exercise of Lender's rights or remedies hereunder. Except as otherwise specifically required herein, notice of the exercise of any right or remedy granted to Lender by this Note is not required to be given.


     If: (i) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; (ii) if an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Note, or any Loan Document; or (iii) if an attorney is retained to represent Lender in any other proceedings whatsoever in connection with this Note, then Maker shall pay to Lender all reasonable attorneys' fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.

     From and after the occurrence of a default, Lender is expressly authorized to apply payments made under this Note as Lender may elect against any or all amounts, or portions thereof, then due and payable hereunder the outstanding principal balance due under this Note, the unpaid and accrued interest due under this Note, or any combination of the foregoing.

     Maker and any and all others who are now or may become liable for all or part of the obligations of Maker under this Note (all of the foregoing being referred to collectively herein as "Obligors") agree to be jointly and severally bound hereby and jointly and severally: (i) waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder; (iv) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agree that the liability of each of Obligors shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (vi) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vii) consent to the addition of any and all other makers, indorsers and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such obligors or security shall not affect the liability of any of Obligors for the payment hereof.

     Time is of the essence hereof.

     Maker agrees that: (i) this instrument and the rights and obligations of all parties hereunder shall be governed by and construed under the substantive laws of the State of Illinois, without reference to the conflict of laws principles of such state; (ii) the obligation evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C. Section 1601, et seq.; (iii) said obligation constitutes a business loan within the purview of 815 ILCS 205/4; (iv) the proceeds of the indebtedness evidenced by this Note will not be used for the purchase of registered equity securities within the purview of Regulation "U" issued by the Board of Governors of the Federal Reserve System; and (v) upon the Maturity Date, Lender shall not have any obligation to refinance the indebtedness evidenced by this Note or to extend further credit to Maker.

     The parties hereto intend and believe that each provision in this Note comports with all applicable law. However, if any provision in this Note is found by a court of law to be in violation of any applicable law, and if such court should declare such provision of this Note to be unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Note shall be construed as if such unlawful, void or unenforceable provision were not contained therein, and that the rights, obligations and interests of the Maker and the holder hereof under the remainder of this Note shall continue in full force and effect; provided, however, that if any provision of this Note which is found to be in violation of any applicable law concerns the imposition of interest hereunder, the rights, obligations and interests of Maker and Lender with respect to the imposition of interest hereunder shall be governed and controlled by the provisions of the following paragraph.

     It being the intention of Lender and Maker to comply with the laws of the State of Illinois with regard to the rate of interest charged hereunder, it is agreed that, notwithstanding any provision to the contrary in this Note no such provision, including without limitation any provision of this Note providing for the payment of interest or other charges and any provision of the Loan Documents providing for the payment of interest, fees, costs or other charges, shall require the payment or permit the collection of any amount ("Excess Interest") in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note then in such event:

           (a) the provisions of this paragraph shall govern and control;

           (b) neither Maker nor any of the other Obligors shall be obligated to pay any Excess Interest;

           (c) any Excess Interest that Lender may have received hereunder shall, at the option of Lender, be (i) applied as a credit against the then outstanding principal balance due under this Note, accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing;

           (d) the applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable usury laws of the aforesaid State, and this Note shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

           (e) neither Maker nor any of the other Obligors shall have any action or remedy against Lender for any damages whatsoever or any defense to enforcement of the Note arising out of the payment or collection of any Excess Interest.



     Upon any endorsement, assignment, or other transfer of this Note by Lender or by operation of law, the term "Lender," as used herein, shall mean such endorsee, assignee, or other transferee or successor to Lender then becoming the holder of this Note. This Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon the undersigned and its successors and assigns. The terms "Maker" and "Obligors," as used herein, shall include the respective successors, assigns, legal and personal representatives, executors, administrators, devisees, legatees and heirs of Maker and any other Obligors.

     The relationship of Lender to Debtor is that of lender to borrower, and nothing contained in this Note or the other Loan Documents shall cause there to be a partnership or joint venture between Lender and Debtor.

     Any notice, demand or other communication which any party may desire or may be required to give to any other party shall be in writing, and shall be deemed given if and when personally delivered, or on the second business day after being deposited in United States registered or certified mail, postage prepaid, addressed to a party at its address set forth below, or to such other address as the party to receive such notice may have designated to all other parties by notice in accordance herewith:


     If to Lender:
                          ________________________________
                          ________________________________
                          ________________________________

     If to Maker:         Successories, Inc.
                          919 Springer Drive
                          Lombard, IL  60148
                          Attention:  Mr. James Beltrame, President


     IN WITNESS WHEREOF, the undersigned has through its duly authorized officers executed this Note as of the day and year first above written.



                                    SUCCESSORIES, INC.



                                    BY:________________________________


                                      TITLE:___________________________



ATTEST:

____________________________

TITLE:______________________

THIS OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY APPLICABLE STATE SECURITIES LAW. THE HOLDER HEREOF HAS REPRESENTED TO THE ISSUER THAT THIS Option HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE THEREOF AND THIS Option MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER HEREOF INDICATING THAT THE PROPOSED TRANSFER WILL NOT BE IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF SUCH SECURITIES ACT.


                         COMMON STOCK OPTION AGREEMENT

                                       OF

                               SUCCESSORIES, INC.

                                ---------------

                       TRANSFERABILITY AND EXERCISABILITY

                         RESTRICTED AS HEREIN PROVIDED

                                ---------------

                       VOID 5 YEARS FROM THE DATE HEREOF


     THIS IS TO CERTIFY THAT, for value received,               , or assigns,
is entitled to purchase from SUCCESSORIES, INC., an Illinois corporation (hereinafter called the "COMPANY"), at the Exercise Price (as defined below) per share at any time after the date hereof and up to and including 5:00 P.M. on October 31, 2001 TEN THOUSAND (10,000) shares of common stock, $.01 par value per share, of the Company, all subject to the provisions and on the terms and conditions hereinafter set forth. The term, "Exercise Price", shall mean $6.875 per share. "AGGREGATE OPTION PRICE" shall refer to the said number of shares originally purchasable hereunder multiplied by the original Exercise Price, and the Aggregate Option Price shall not be subject to adjustment. The said price per share is, however, subject to adjustment as hereinafter provided and is herein sometimes referred to as the "PER SHARE OPTION PRICE", and the said number of shares purchasable hereunder is likewise subject to adjustment as hereinafter provided. The shares of Common Stock deliverable or delivered upon exercise hereof are hereinafter referred to as "Option Shares."

     This Option is one of several identical COMMON STOCK Option AGREEMENTS (hereinafter collectively called the "OPTIONS") issued or to be issued in connection with the issuance and sale by the Company of Subordinated Notes in
the anticipated aggregate principal amount of $                  on or about
the date hereof (the total aggregate amount of such notes is subject to the Company's discretion). The Company's common stock, $.01 par value per share, is hereinafter called the "COMMON STOCK".


     1. Subject to the conditions hereinafter set forth, this Option may be exercised in whole at any time after the date of the original issuance hereof or in part from time to time thereafter by the holder hereof, by the surrender of this Option (with the subscription form at the end hereof duly executed) at the principal office of the Company, 919 Springer Drive, Lombard, Illinois 60148, within the period above named and upon payment to the Company of the Aggregate Option Price (or the proportionate part thereof if exercised in part) for the shares so purchased in funds current in Chicago, Illinois. If this Option be exercised in respect of less than all of the shares of said Common Stock at the time purchasable hereunder, the holder hereof shall be entitled to receive a new Option covering the number of shares in respect of which this Option shall not have been exercised and setting forth the remaining Aggregate Option Price applicable to such shares; provided, however, that this Option and all rights and Options hereunder shall expire at the close of business on the date set forth on the first page hereof, and shall be null and void if and to the extent the Option shall not have been exercised before it expires.

     2. In case at any time or from time to time, as the result of any dividend (other than a cash dividend) or any split-off, spin-off, stock split, reclassification, recapitalization or similar corporate rearrangement, the holders of Common Stock (or any other stock or securities into which the Common Stock shall have been converted) shall have received, or upon the taking of any record shall have become entitled to receive, in addition to such Common Stock (or such other stock or securities) and without payment therefor, any additional Common Stock or other stock or securities or property (including cash other than cash received by way of dividend), then in each such case, the holder of this Option upon the exercise hereof will be entitled to receive the number of shares of Common Stock (adjusted as herein provided) then being purchased and paid for in accordance with the terms hereof and, in addition and without further payment, shall be entitled to receive the additional Common Stock or other stock or securities or property which such holder would have held on the date of such exercise if, from the date hereof to and including such date, he had been the holder of record of the number of shares of Common Stock then being purchased and paid for and had retained all such additional Common Stock or other stock or securities or property receivable in respect of such shares.

     3. In case at any time, by reason of any recapitalization or reclassification of the capital stock of the Company, the consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, the holders of Common Stock shall have received or shall have become entitled to receive any other stock, securities or property (including cash) in lieu of or in substitution for such Common Stock or any part thereof (including without limitation Common Stock upon a reverse stock split), then the holder of this Option, upon the exercise hereof, shall be entitled to receive, in lieu of the shares theretofore purchasable hereunder, such stock or other securities or other property to which the holder hereof would have been entitled upon the consummation of such recapitalization, reclassification, consolidation, merger or sale, if such holder had exercised this Option immediately prior thereto, and, in any such case, the provisions of this Option shall thereafter be applicable to the shares of stock or other securities or other property thereafter deliverable upon the exercise of this Option without any diminution in the Aggregate Option Price.

     4. If, prior to the expiration of this Option, the Board of Directors of the Company shall declare any dividend on its Common Stock, or in the case of any capital reorganization or reclassification of Common Stock of the Company, or in the case of consolidation or merger of the Company with or into another corporation, or in the case of the sale of all or substantially all of the assets of the Company, the Company shall cause notice of the date fixed by the Board of Directors for the taking of the record of stockholders entitled to participate in such dividend or the relevant date upon which such capital reorganization, reclassification, consolidation, merger or sale will take place to be mailed to the holder hereof not less than 15 days prior to the record date or such relevant date thus fixed at the address of the holder of the Option appearing on the books of the Company, and shall specify the amount of such dividends and whether the same is to be paid in cash or otherwise, and in the case of any other of the events above described shall briefly describe the relevant event, matter or action.

     5. The Company will not by any amendment of its Certificate of Incorporation, or through reorganization, consolidation, merger, dissolution, or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith assist, in so far as it is able, in the carrying out of all provisions of this Option and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not increase the par value of shares of Common Stock above the per share Option Price then in effect, and that, before taking any action which would cause an adjustment reducing the per share Option Price hereunder below the then par value of the shares of Common Stock issuable upon the exercise of this Option, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at the per share Option Price as so adjusted.

     6. In each case of an adjustment in the number of, or the character of, the shares of stock or other securities or property issuable on the exercise of this Option, or in the per share Option Price, the Company, shall, at the Company's expense, compute the adjustments in accordance with the provisions of this Option and prepare a letter setting forth the adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such letter to the holders of Options. In the event that the holder of this Option shall disagree with the Company's computation, the holder may by written notice to the Company require the Company to cause independent certified public accountants of nationally recognized standing selected by the Company (who may be the regular auditors of the Company), to make the computations and mail the letter described in this paragraph. The expense of such accountants shall be borne by the Company; provided, however, that if the computation of such accounts is identical with that of the Company, the Company shall have a right to recover the expense of such accountants from the holder who required the recomputation.

     7. All notices and other communications from the Company to the holder of this Option shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Option who shall have furnished an address to the Company in writing, or if the Company shall not have been so furnished with an address, to the last address of such holder known to the Company.



     8. The Company will at all times reserve and keep available out of its authorized capital stock, solely for issuance upon the exercise of this Option, such number of shares of Common Stock and other securities as from time to time shall be issuable upon the exercise of this Option.

     9. The Company stipulates that the remedies at law of the holder of this Option in the event of any default by the Company in the performance of or compliance with any of the terms or conditions hereof are not and will not be adequate, and that the same may be specifically enforced.

     10. Fractional shares shall not be issued upon the exercise of this Option but in any case where the holder hereof would, except for the provisions of this paragraph, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Option, the Company shall, upon the exercise of this Option for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the market value of such fractional share (determined in such manner as may be prescribed in good faith by the Board of Directors of the Company, which determination in the absence of fraud or gross negligence shall be final and conclusive) over the proportional part of the per share Option Price represented by such fractional share.

     11. The Company covenants and agrees that the shares of Common Stock represented by each and every certificate for its Common Stock to be delivered on the exercise of this Option as herein provided shall, at the time of such delivery, be validly issued and outstanding and be fully paid and nonassessable. The Company further covenants and agrees that it will pay when due and payable any and all federal and state original issue taxes which may be payable in respect of the issue of this Option or of any stock or certificates upon the exercise of this Option pursuant to the provisions hereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of stock certificates in a name other than that of the holder of this Option presented for exercise, and any such tax shall be paid by such holder at the time of presentation.

     12. The right to exercise this Option shall not be suspended during any period while the stock transfer books of the Company for its Common Stock may be closed. The Company shall not be required, however, to deliver certificates of its Common Stock upon the exercise of this Option while such books are duly closed for any purpose, but the Company may postpone the delivery of the certificates for such shares of Common Stock until the opening of such books, and they shall, in such case, be delivered forthwith upon the opening thereof, or as soon as practicable thereafter.

     13. In case any Option shall be mutilated, lost, stolen, or destroyed, the Company may issue a new Option of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of any mutilated Option, or in lieu of any Option lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Option, or upon receipt of indemnity satisfactory to the Company.

     14. This Option does not confer upon the holder hereof any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder.


     15. By acceptance of this Option the holder hereof represents to the Company that this Option is being acquired for investment for the account of the holder hereof and not with a view to distribution or resale hereof and that no person other than the holder hereof will acquire any interest herein as a result of the acquisition of the Option by the holder hereof. This Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act").

     16. The holder hereof further represents that he will not exercise the Option except for the purpose of acquiring Common Stock for investment for the account of the holder hereof and not with a view to distribution or resale of such Common Stock, unless a registration statement under the Securities Act is then in effect with respect to such Common Stock or an exemption from the registration requirements of the Securities Act is then applicable to such Common Stock.

     17. Except with respect to a transfer to an affiliate as defined in Rule 144 under the Securities Act, this Option and the Common Stock issuable upon exercise of this Option may not be transferred unless previously transferred (or, with respect to the Common Stock, issued) at a time when such security was registered under the Securities Act or unless a registration statement under the Securities Act is then in effect with respect to the transfer of such Option and Common Stock or unless the holder thereof has first presented to the Company a written opinion of counsel satisfactory to the Company indicating that the proposed transfer will not be in violation of any of the provisions of the Securities Act or the rules or regulations promulgated thereunder, and an agreement to indemnify the Company against all liabilities, costs or expenses which might result from said proposed transfer should he in fact violate the provisions of such Securities Act, or any of the rules or regulations promulgated thereunder, requiring such registration.

     18. Unless this Option has been transferred, and unless the Common Stock issuable upon exercise of this Option has been issued or later transferred at a time when such security was registered under the Securities Act or unless a registration statement under the Securities Act is then in effect with respect to the transfer of such Option or with respect to the issuance or transfer of such Common Stock, each Option and each certificate representing shares of such Common Stock shall bear on the face thereof the following legend:

          "(This Option) (the shares of stock represented by this certificate) has (have) not been registered under the Securities Act of 1933, as amended, or under any applicable state securities law. The holder hereof has represented to the issuer that (this Option) (such shares of stock) has
     (have) been acquired by him for investment and not with a view to the distribution or resale thereof and (this Option) (such shares of stock) may not be transferred in the absence of an opinion of counsel satisfactory to the issuer hereof indicating that the proposed transfer will not be in violation of the registration requirements of such Securities Act.";

and the transfer agent (if other than the Company) for the Options and Common Stock will be directed by the Company not to effect any transfer thereof in violation of the terms hereof.

     19. If at any time, the Company proposes to register any shares of its Common Stock under the Securities Act, the Company shall give to all registered holders of Options or Option Shares written notice of its intention in that regard and use its best efforts to effect the registration under such act, if such registration is permissible, of such Option Shares as may be specified by written notice from any of such holders delivered to the Company within 20 days after such notice is given (which notice shall be deemed to have been given upon the deposit thereof in first-class or express U.S. mail, postage pre-paid, addressed to each holder at the address of such holder as shown in the books of the Company), provided, however, that (i) the Company shall not be required to give such notice with respect to, or to include such Option Shares in, any such registration which is primarily (A) a registration of a stock Option plan or other employee benefit plan or of securities issued or issuable pursuant to any such plan, or (B) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation, and (ii) if the registration is in connection with an underwritten public offering, Option Shares which (A) the managing underwriter determines will materially impair the marketability of the securities being registered or (B) the holder thereof decides not to include in the offering, shall not be registered.

     20. The costs and expenses of such registration, including but not limited to legal fees, special audit fees, printing expenses, filing fees, fees and expenses relating to qualifications under state securities or blue sky laws and the premiums for insurance, if any, incurred by the Company in connection therewith, shall be borne entirely by the Company; provided, however, that any holders participating in such registration shall bear their own underwriting discounts and commissions and the fees and expenses of their own counsel or accountants in connection with any such registration.

     21. The Company shall, at its expense, also take reasonable measures to qualify the Option Shares included in any registration statement pursuant hereto for sale under applicable blue sky laws.

     22. Upon the exercise of registration rights pursuant hereto, each holder agrees to supply the Company with such information as may be required by the Company to register or qualify such Option Shares.

     23. In the event of any registration of securities pursuant hereto, the Company shall indemnify each holder of securities subject to such registration, its officers, directors and general partners and each person, if any, who controls such holder within the meaning of Section 15 of the Securities Act against all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made unless such statement or omission made in reliance upon and in conformity with information furnished in writing by such holder to the Company expressly for use in such registration statement or prospectus.

     24. The registration rights granted to the Purchaser pursuant hereto shall also be for the benefit of, and enforceable by, any subsequent holder hereof or of Option Shares, whether or not any express assignment of such rights to any such subsequent holder is made.


     IN WITNESS WHEREOF, CELEX GROUP, INC. has through its duly authorized officers executed this Option this ___ day of__________________ , 1995.



                                         CELEX GROUP, INC.


                                         BY:____________________________
                                         TITLE:______________________

ATTEST:

BY:________________________
     TITLE:__________________

                              FORM OF SUBSCRIPTION

                  (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)

TO CELEX GROUP, INC.

     The undersigned, the holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by said Option for, and to purchase thereunder _________ shares of Common Stock of CELEX GROUP, INC. and herewith makes payment of $_______ therefor, and requests that the certificates for such shares be issued in the name of, _______________________ ________________________, and be delivered to ___________________
________________________, whose address is ______________________
_________________________________.

DATED:
              __________________________________________
              (Signature must conform in all respects to name of Holder as specified on the face of the Option.)


                               FORM OF ASSIGNMENT

                  (TO BE SIGNED ONLY UPON TRANSFER OF OPTION)

     FOR VALUE RECEIVED and in accordance with the provisions hereof restricting the transferability of the within Option, the undersigned hereby sells, assigns and transfers unto _____________________________ the right represented by the within Option to purchase the shares of the Common Stock of CELEX GROUP, INC., to which the within Option relates, and appoints ______________________________ attorney to transfer said right on the books of CELEX GROUP, INC. with full power of substitution in the premises.

DATED:

              __________________________________________
              (Signature must conform in all respects to name of Holder as specified on the face of the Option.)


In the Presence of:

_____________________________________

                            SUBORDINATION AGREEMENT

                        DATED:__________________ , 1996

     NBD BANK ("Lender") and the undersigned creditor ("Junior Creditor") of Successories, Inc., Celebrating Excellence, Inc. and Successories of Illinois, Inc. (collectively "Borrower") agree to the following:

1. Borrower is now indebted to Junior Creditor and may be indebted to Junior Creditor for other and further loans and advances in the future (all of which are referred to as the "Indebtedness").

     2. Junior Creditor represents that the Indebtedness has not been previously assigned to or subordinated in favor of any other person or entity.

     3.   Junior Creditor is entering to this Agreement:

               a. to induce Lender to grant credit pursuant to that certain Amended and Restated Credit Agreement as of July 31, 1995 as amended by that certain First Amendment to Credit Agreement, dated September 25, 1995, entered into by the Borrower and the Bank (as so amended, the "Credit Agreement");

               b. to induce Lender to continue its present lending arrangement with Borrower pursuant to the Credit Agreement;

               c. in consideration of any of Borrower's obligations to Lender, now existing or arising in the future.

     4. The Indebtedness is hereby subordinated to any present or future indebtedness, obligations or liabilities of Borrower (and, in addition, of Borrower as a Debtor-in-Possession under any bankruptcy act or code, state or federal law, common law or equitable doctrine and of any trustee, receiver or other party appointed for Borrower under any such laws, doctrine or proceedings) to Lender, including any indebtedness, obligations or liabilities evidenced by the Credit Agreement or any Note issued pursuant thereto, and including interest accrued or to be accrued (including post-bankruptcy petition interest, whether or not Lender shall be entitled to same), absolute or contingent obligations and obligations acquired by purchase or otherwise as well as all reasonable collection costs and attorneys' fees incurred by Lender in enforcing its rights against Borrower (the "Obligations").

     5. Junior Creditor hereby expressly and unconditionally subordinates to Lender any and all right, title, liens, security interests and mortgages which such Junior Creditor may presently have or which it may hereafter acquire from Borrower in property of the Borrower, whether now owned or hereafter created or acquired and wherever located. Junior Creditor agrees that all liens, security interests and mortgages granted in favor of Junior Creditor in property, of the Borrower are and shall be junior in right of priority to and subordinate to any and all liens, security interests and mortgages Lender, its successors or assigns have or may have in the same property. The priorities provided for in this Agreement shall apply:

               a. without regard to the time or order of attachment, perfection, filing or recording of the mortgages, security interests and other liens to secure the obligations of the Borrower, or the failure to give notice of the acquisition or expected acquisition of any such mortgage, security interest or lien;

               b. notwithstanding anything to the contrary in the provisions of the United States Bankruptcy Code or the Uniform Commercial Code in any relevant state of the United States or the laws of the State of Illinois or any other relevant state, which relate to the priority of liens, security interests or mortgages;

               c. with respect to all obligations of the Borrower to Junior Creditor, and of the Borrower to the Lender, whenever made, created or acquired; and

               d. notwithstanding the lapse of perfection of Lender's liens or security interests or Lender's failure to perfect its liens or security interests.

Junior Creditor also agrees to execute any other documents or financing statements reasonably required by Lender to effectuate the terms and provisions of this Agreement.

     6.   Junior Creditor hereby represents and warrants to Lender as follows:

               a. Attached hereto is a true, correct and accurate original of the note evidencing the Indebtedness, which has not been modified and is in full force and effect. There are no other agreements or understandings relating to the Indebtedness between Borrower and Junior Creditor;

               b. Junior Creditor has no mortgage, lien, security interest or other charge or encumbrance in or upon any of Borrower's property, whether real, personal or mixed, as security for the Indebtedness; and

               c. This Agreement has been duly executed and delivered by Junior Creditor, and is the valid and binding obligation of Junior Creditor, enforceable against him in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     7. Unless Borrower defaults under the Credit Agreement or any Note issued pursuant thereto given to Lender by Borrower or unless an event occurs which, with the passage of time or with notice, would become an event of default under the Credit Agreement or any such Note, and Lender gives notice of the same to Junior Creditor, Junior Creditor may receive interest payments from Borrower on account of the Indebtedness. However, upon receipt of such notice of default, Junior Creditor agrees not to ask for, demand, sue for, take or receive payment, whether by setoff or otherwise, on account of the Indebtedness or take or receive security for any part of the Indebtedness, until all Obligations to Lender have been fully paid to Lender. Any payments received by Junior Creditor on account of the Indebtedness after receiving such notice from Lender will be held by Junior Creditor in trust for Lender and will be immediately turned over to Lender to be credited against the Obligations.

     8. At all times Obligations are owing to Lender, and until all the Credit Agreement has expired or otherwise terminated, Junior Creditor agrees that he will not accept prepayments of the Indebtedness or any payments on the Indebtedness other than payments in accordance with the original terms of the Indebtedness, without acceleration.

     9. If Borrower defaults on the Indebtedness, the Junior Creditor shall give Lender written notice of the default. However, regardless of Borrower's default on the Indebtedness, Junior Creditor will not seek to foreclose or otherwise realize upon any security for the Indebtedness. Junior Creditor shall have no right to foreclose or otherwise realize on any security, until and unless all Obligations have been fully paid and discharged and the Credit Agreement expired or otherwise terminated. Junior Creditor will not accept any additional collateral security for the payment of the Indebtedness or any other obligation of Borrower to Junior Creditor, or obtain a mortgage, lien, security interest or other charge or encumbrance of any nature whatsoever against Borrower's property, whether now owned or hereafter acquired.

     10. Upon any distribution of any of Borrower's assets, whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, Lender shall be entitled to receive payment in full of the Obligations prior to the payment of all or any part of the Indebtedness. To enable Lender to assert and enforce its rights under this Agreement or upon any default under the Credit Agreement or default under any Note issued pursuant thereto given to Lender by Borrower, Lender or any person Lender may designate is appointed agent and attorney-in-fact for Junior Creditor. This appointment is coupled with an interest and is irrevocable so long as any Obligations remain unpaid or the Credit Agreement remains in effect. Lender or any person it may designate will have full power to act in the place of Junior Creditor, including, in the event of any proceeding in bankruptcy, general assignment for the benefit of creditors, equitable receivership or other reorganization or insolvency proceeding affecting Borrower or its properties, the right to make, present, file and vote proofs of claim(s) against Borrower on account of any part of the Indebtedness as Lender may deem advisable and to receive and collect any and all dividends or other payments made on the Indebtedness, and to apply such funds to the balance due on the Obligations. To secure payment and performance of the Credit Agreement, Junior Creditor hereby assigns to the Lender and grants it a security interest in the Indebtedness, any instruments now or later evidencing the Indebtedness, and any property, real or personal, now or later securing the Indebtedness. Borrower shall notify the Lender within three (3) days after the creation of any Indebtedness that arises after the execution of this Agreement. Such additional Indebtedness shall be evidenced by a note or notes. Junior Creditor shall endorse and deliver said note or notes to Lender as additional collateral for the Credit Agreement. Junior Creditor will execute and deliver to the Lender any further assignments of its interest the Lender may request.


     11. While this Agreement remains in effect, Junior Creditor will not, without Lender's prior written consent, (a) assign or subordinate in favor of any other person or entity, any part of the Indebtedness or any right, claim or interest in the Indebtedness, or (b) commence or join with any other creditor in commencing any bankruptcy, reorganization or insolvency proceeding against Borrower, or (c) amend, cancel or discharge the Indebtedness, except upon payment in full to Lender pursuant to the terms of this Agreement.

     12. Lender may at any time, in its sole discretion, renew or extend the time of payment of any part of the Obligations, amend, modify, extend or supplement the Credit Agreement or any agreement evidencing or securing the Obligations, increase the outstanding principal amount of the Obligations, waive or release any collateral that may be held as security, release any guarantor of the Obligations, and enter into any agreements with Borrower which Lender may deem desirable, without notice to or further assent from Junior Creditor and without in any way affecting Lender's rights under this Agreement, except that Junior Creditor shall be entitled to receive written notice of any default that Lender has declared against Borrower. This Agreement shall remain in full force and effect notwithstanding any lack of validity or enforceability of the Credit Agreement or any other agreement or instrument evidencing or securing the Obligations, and notwithstanding any other circumstance that might otherwise constitute a defense to, or a discharge of, Borrower or Junior Creditor.

     13. Lender is hereby authorized to demand specific performance of the provisions of this Agreement and Junior Creditor hereby irrevocably waives any defense based on adequacy of a remedy at law that might be asserted to the remedy of specific performance. Junior Creditor hereby acknowledges that the provisions of this Section 13 shall be enforceable at all times, whether before or after the commencement of proceedings described in Section 10 hereof, and whether such proceedings shall have been commenced with respect to Borrower or Junior Creditor.

     14. Junior Creditor will type, write or otherwise conspicuously imprint on each note, document or other instrument evidencing or related to the Indebtedness the following legend:

     RIGHTS OF THE HOLDER TO RECEIVE PAYMENT ARE SUBJECT AND SUBORDINATE TO THE PRIOR PAYMENT OF ALL OBLIGATIONS OF THE MAKER TO NBD BANK, PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF________________, 1995.

     15. This Agreement shall remain in effect and shall be a continuing subordination until all Obligations to Lender from Borrower are paid in full and the Credit Agreement has expired or otherwise terminated.

     16. Junior Creditor further agrees that if at any time Borrower's payment or payment(s) to Lender or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, rescinded and/or required to be repaid by Lender to a trustee, receiver or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by Lender, the Junior Creditor's obligations to Lender shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until full and final payment shall have been made to Lender. If any action or proceeding seeking such repayment is pending or, in Lender's sole judgment, threatened, this Agreement shall remain in full force and effect notwithstanding that Borrower may not then be obligated to Lender and notwithstanding the expiration or other termination of the Credit Agreement. Junior Creditor agrees to hold in trust for Lender and promptly remit to Lender any payment(s) received by Junior Creditor after such invalidated, rescinded or returned payment(s), above described, were originally made.

     17. Junior Creditor, on his own behalf and on behalf of his successors and permitted assigns, hereby expressly waives all rights, if any, to require a marshalling of assets by Lender or to require that Lender first resort to some or any portion of any collateral security Borrower's obligations to Lender before foreclosing upon, selling or otherwise realizing on any other portion thereof.

     18. This Agreement shall inure to the benefit of Lender, its parent, subsidiary or affiliated corporation(s), and any of Lender's successors and assigns, and shall be binding on Junior Creditor, and Junior Creditor's heirs, executors, administrators, personal representatives, successors and assigns. Lender may assign or otherwise transfer all or any portion of the Obligations, or grant any participation therein to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted Lender herein or otherwise.

     19. In the event that there is an express conflict between the terms and provisions of the Credit Agreement and of this Agreement, the terms and conditions of this Agreement shall govern and control. In the event that there is an express conflict between the terms and provisions of the agreements between Junior Creditor and Borrower relating to the Indebtedness and of this Agreement, the terms and conditions of this Agreement shall govern and control.

     20. Except where the context otherwise requires, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

     21. This Agreement constitutes the entire understanding of Junior Creditor and Lender regarding the subject matter provided for in this Agreement. This Agreement may only be modified, amended or supplemented by a writing signed by Junior Creditor and Lender.

     22. Junior Creditor agrees to pay, upon demand, to Lender the amount of any and all expenses incurred by Lender including, without limitation, attorneys' fees, which Lender may incur in connection with the exercise or enforcement of any of its rights, remedies or interests hereunder.

     23. All notices and other communications hereunder shall be in writing and shall be delivered or sent to the party to be notified at the address stated beneath such party's signature line contained below, or to such other address as may be designated by such party to the other parties hereto. All such notices and other communications shall be deemed to have been given at the time of actual delivery thereof to such address, or if sent by certified or registered mail, postage prepaid, to such address, on the third day after the date of mailing.

     24. This Agreement shall be governed by and construed according to the internal laws of the State of Illinois

                  SIGNATURE AND ADDRESS OF JUNIOR CREDITOR(S)



_________________________


Address:


_________________________

_________________________

_________________________

                           BORROWER'S ACKNOWLEDGEMENT


     Successories, Inc., Celebrating Excellence, Inc. and Successories of Illinois, Inc. (collectively, the "Borrower"), on _____________________ ,
1995, acknowledges receiving notice of the attached Subordination Agreement between Lender and the listed creditor of Borrower and agrees to be bound by all the terms, provisions and conditions of the Subordination Agreement. The Borrower further agrees that unless Lender's written consent is received, it will not repay any part of the present or any future indebtedness (the "Indebtedness"), issue any note or other instrument evidencing the Indebtedness or grant any collateral security for the Indebtedness, except as expressly permitted by the terms of the Subordination Agreement.



SUCCESSORIES, INC.                      CELEBRATING EXCELLENCE, INC.



BY:__________________________________   BY:__________________________________

ITS:_________________________________   ITS:_________________________________



ACCEPTED:

NBD BANK                                SUCCESSORIES OF ILLINOIS, INC.



BY:_________________________________    BY:__________________________________

ITS:________________________________    ITS:_________________________________